UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2023

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On September 20, 2023, Elizabeth Czerepak, the Executive Vice President, Chief Business Officer, Chief Financial Officer, Principal Accounting Officer, Principal Financial Officer and Secretary of Scilex Holding Company (the “Company”), resigned from the Company, effective immediately. Ms. Czerepak’s resignation was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. Czerepak’s resignation, on September 20, 2023, the Company entered into a consulting agreement with Ms. Czerepak (the “Czerepak Consulting Agreement”) pursuant to which she will provide certain consulting and advisory services related to the Company’s business, business operations and products. Pursuant to the Czerepak Consulting Agreement, Ms. Czerepak will provide such services for a period of 12 months. As consideration for such services, the Company will pay Ms. Czerepak $26,093.15 per month.

The foregoing description of the Czerepak Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Czerepak Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Appointment of Chief Financial Officer

On September 22, 2023, the Company appointed Stephen Ma, age 51, as the Company’s Chief Financial Officer, effective immediately. Upon commencement of his appointment, Mr. Ma assumed the duties of the Company’s principal financial officer and principal accounting officer. There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Ma.

Mr. Ma has served as the Company’s Chief Accounting Officer since November 2022 and previously served as its Vice President of Finance from January 2022 to November 2022. Mr. Ma has more than 15 years of finance and operational expertise across pharmaceuticals and venture backed biotechnology companies. He most recently served as Director of Finance and Operations for Anwita Biosciences, Inc., a clinical stage company, from August 2019 to January 2022. Prior to that, from May 2016 to August 2019, he served as Sr. Director of Finance and Controller for Semnur Pharmaceuticals, a specialty pharmaceutical company focused on the clinical and commercial development of innovative products that meet the needs of pain management practitioners and their patients, which was acquired by the Company in March 2019. Prior to that, he served as Controller for Globavir and part of the management team that worked on its IPO process. He also served as the Controller for Ardelyx, which went public in 2014. Prior to that, Mr. Ma served in various finance positions at PDL BioPharma and Hyperion Therapeutics. Mr. Ma began his career with more than 10 years in high technology companies and has a wealth of experience in finance, strategic planning, commercial launching, debt financing, public offerings and M&A transactions. Mr. Ma holds a B.S. in Finance and M.A. in Economics from San Jose State University.

The Company entered into an indemnification agreement with Mr. Ma in the same form as its standard form of indemnity agreement with its other officers.

Resignation of Director

On September 21, 2023, Laura J. Hamill notified the Board of Directors (the “Board”) of the Company that she was resigning from the Board, all committees of the Board and any director or officer position held with any subsidiary of the Company, effective as of September 21, 2023. Ms. Hamill’s resignation was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. Hamill’s resignation, on September 21, 2023, the Company entered into a consulting agreement with Ms. Hamill for certain consulting and advisory services related to the Company’s business, business operations and products for a period of 12 months.

Previously Announced Contingent Resignations are No Longer Effective

As previously disclosed by the Company, on February 13, 2023, Sorrento Therapeutics, Inc. (“Sorrento”), together with its wholly-owned direct subsidiary, Scintilla Pharmaceuticals, Inc., commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). In connection with such proceedings, Sorrento had previously entered into that certain Stock Purchase Agreement, dated as of August 7, 2023, as amended pursuant to that First Amendment to Stock Purchase Agreement, dated as of August 9, 2023, and that Second Amendment to Stock Purchase Agreement, dated as of August 21, 2023 (collectively, the “Stalking Horse Stock Purchase Agreement”), with Oramed Pharmaceuticals Inc. (“Oramed”) relating to, among other things, the purchase and sale (the “Oramed Transaction”) of certain equity securities of the Company that were held by Sorrento. The Oramed Transaction pursuant to the Stalking Horse Stock Purchase Agreement was terminated.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2023, the Company announced that (i) Henry Ji, Ph.D. had been removed from the Board by the chief restructuring officer on behalf of Sorrento in its pending bankruptcy proceedings, as the holder of a majority in voting power of the then-outstanding shares of stock of the Company entitled to vote generally in the election of directors and (ii) certain officers and directors of the Company had notified the Board that they were resigning or retiring, as applicable, from their respective positions as directors or officers of the Company and any subsidiary of the Company, effective as of and contingent upon the closing of the Oramed Transaction. The Oramed Transaction referenced above terminated on September 21, 2023 and therefore the resignations of the following directors and officers did not become effective: Henry Ji, Ph.D., who will remain an executive of the Company, Jaisim Shah, who will continue as the Company’s Chief Executive Officer and President and as a member of the Board, and Dorman Followwill and David Lemus, each of whom will continue as members of the Board.

Appointment of Directors

Effective September 22, 2023, the Board appointed Jay Chun, M.D., Ph.D. as a Class II director of the Company, Henry Ji, Ph.D. as a Class III director and Yue Alexander Wu, Ph.D. as a Class II director. As Class II Directors, Dr. Chun’s and Dr. Wu’s initial terms will expire at the annual meeting of the Company’s stockholders to be held in 2024. As a Class III Director, Dr. Ji’s initial term will expire at the annual meeting of the Company’s stockholders to be held in 2025.

Effective September 22, 2023, Dr. Wu was appointed to the Compensation Committee of the Board, Audit Committee of the Board and Nominating and Corporate Governance Committee of the Board. Effective September 22, 2023, Dr. Chun and Dr. Ji were appointed to the Commercialization and Transaction Committee of the Board.

Jay Chun, M.D., Ph.D., age 59, has served as the Chief of Neurosurgery and Director of the Atlantic Health Spine Center at Overlook Medical Center at Atlantic Health System since September 2015. Dr. Chun has served as a member of the Company’s Scientific Advisory Board since August 2021 and previously served as a member of Celularity, Inc.’s (Nasdaq: CELU) Scientific Advisory Board from September 2020 to January 2023. Dr. Chun completed his M.D. and Ph.D. at Columbia University College of Physicians and Surgeons. His neurosurgical residency was completed at the University of California at San Francisco, followed by specialization in the discipline of complex and minimally invasive spine surgery at Emory in Atlanta, Georgia. Dr. Chun is board certified and specializes in complex and minimally invasive spine surgery as well as artificial discs. While a member of the Columbia University faculty from June 1995 to June 1997, Dr. Chun worked in the field of biotechnology. He has received many honors including Medical Research Fellowships from the National Institutes of Health (NIH), working with the late Nobel Laureate Marshall Nirenberg. He received his Ph.D. with Richard Axel, a recipient of the 2004 Nobel Prize. In honor of his stem cell research, he received the NIH Individual National Research Service Award.

Henry Ji, Ph.D., age 59, previously served as the Company’s Executive Chairperson and a member of its Board from November 2022 to August 2023. Prior to that, he served as the pre-business combination Scilex Holding Company’s (now Scilex, Inc.) Executive Chairperson and a board member from March 2019 to November 2022. Dr. Ji has served on the board of directors of Scilex Pharmaceuticals, Inc., a wholly owned subsidiary of the Company (“Scilex Pharma”), since November 2016 and he served as the Chief Executive Officer of Scilex Pharma from November 2016 to March 2019. He co-founded and has served as a director of Sorrento Therapeutics, Inc. since January 2006, served as its Chief Scientific Officer from November 2008 to September 2012, as its Interim Chief Executive Officer from

April 2011 to September 2012, as its Secretary from September 2009 to June 2011, as its Chief Executive Officer and President since September 2012 and as Chairman of its board of directors since August 2017. In 2002, Dr. Ji founded BioVintage, Inc., a research and development company focusing on innovative life sciences technology and product development, and has served as its President since 2002. From 2001 to 2002, Dr. Ji served as Vice President of CombiMatrix Corporation, a publicly-traded biotechnology company that develops proprietary technologies, including products and services in the areas of drug development, genetic analysis, molecular diagnostics and nanotechnology. During his tenure at CombiMatrix Corporation, Dr. Ji was responsible for strategic technology alliances with biopharmaceutical companies. From 1999 to 2001, Dr. Ji served as Director of Business Development, and in 2001 as Vice President of Stratagene Corporation (later acquired by Agilent Technologies, Inc.) where he was responsible for novel technology and product licensing and development. In 1997, Dr. Ji co-founded Stratagene Genomics, Inc., a wholly owned subsidiary of Stratagene Corporation, and served as its President and Chief Executive Officer from its founding until 1999. Dr. Ji previously served as a director of Celularity Inc. from June 2017 to July 2021. Dr. Ji is the holder of several issued and pending patents in the life science research field and is the sole inventor of Sorrento’s intellectual property. Dr. Ji has a Ph.D. in Animal Physiology from the University of Minnesota and a B.S. in Biochemistry from Fudan University.

Yue Alexander Wu, Ph.D., age 61, is co-founder and CEO of Cothera Bioscience, Inc., a translation medicine and precision therapeutics company. He was previously President, Chief Executive Officer and Chief Strategy Officer of Crown Bioscience International, a leading global drug discovery and development solutions company, which he co-founded in 2006, until 2017. From 2004 to 2006, Dr. Wu was Chief Business Officer of Starvax International Inc. in Beijing, China, a biotechnology company focusing on oncology and infectious diseases. From 2001 to 2004, Dr. Wu was a banker with Burrill & Company where he was head of Asian Activities. Dr. Wu has served as a director of CASI Pharmaceuticals, Inc. (Nasdaq: CASI) since June 2013 and Sorrento Therapeutics, Inc. since August 2016. Dr. Wu received his Ph.D. in Molecular Cell Biology and his MBA from University of California at Berkeley. He earned an M.S. in Biochemistry from University of Illinois, Urbana-Champaign and his B.S. in Biochemistry from Fudan University in Shanghai, China.

In connection with their appointments to the Board, in accordance with the Company’s Director Compensation Policy, each of Dr. Chun and Dr. Wu will be granted a stock option to purchase 250,000 shares of common stock (subject to the limitations in the Company’s 2022 Equity Incentive Plan), which will vest monthly over a period of 48 months from the date of grant, subject to each individual’s continued to service through each vesting date.

Neither Dr. Chun nor Dr. Ji or Dr. Wu has any family relationships with any director or executive officer of the Company and none were selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Additionally, neither Dr. Chun nor Dr. Ji or Dr. Wu has engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K. However, Dr. Ji, is the Chairman, President and Chief Executive Officer of Sorrento, the Company’s former parent company, and Dr. Wu is also a member of the board of directors of Sorrento. As previously announced in the Company’s Current Report on Form 8-K, filed with the SEC on September 13, 2023, Sorrento entered into term sheets related to Scilex’s acquisition of shares of the Company’s common stock, preferred stock and warrants to purchase shares of the Company’s common stock that were held by Sorrento. On September 21, 2023, the Company announced the closing of the transactions contemplated by such term sheets and will file a separate Current Report on Form 8-K related to same on or before September 27, 2023.

The Company will also enter into indemnification agreements with each of Dr. Chun, Dr. Ji and Dr. Wu in the same form as its standard form of indemnity agreement with its other directors.

Appointment of Executive Chairman

In connection with Dr. Ji’s appointment as a director of the Company, Dr. Ji was also appointed as the Executive Chairperson of the Board, effective as of September 22, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consulting Agreement, dated as of September 20, 2023, by and between Scilex Holding Company and Elizabeth Czerepak.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: September 22, 2023